UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2013
___________________

CareFusion Corporation
(Exact Name of Registrant as Specified in its Charter)
___________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130
(Address of Principal Executive Offices, Including Zip Code)
(858) 617-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or Former Address, If Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                     Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

CareFusion Corporation (the “Company”) held its annual meeting of stockholders on November 6, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved resolutions to amend the Company’s existing Amended and Restated Certificate of Incorporation (“Certificate”) and its existing Amended and Restated By-laws (“By-laws”).  The Company’s stockholders approved: (i) amendments to the Certificate and By-laws to repeal the classified Board and phase-in annual director elections over a three-year period; (ii) an amendment to the By-laws to replace the plurality voting standard with a majority voting standard for uncontested elections of directors; and (iii) amendments to the Certificate and By-laws to lower the supermajority voting thresholds contained therein from 80% to 66 2/3%. Detailed descriptions of the amendments to the Certificate and By-laws are contained in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on September 26, 2013.

The Board previously approved the amendments to the Certificate and By-laws, subject to and conditioned upon stockholder approval at the Annual Meeting. Following stockholder approval of the amendments to the Certificate and By-laws at the Annual Meeting, the Company prepared an Amended and Restated Certificate of Incorporation and an Amended and Restated By-Laws to reflect the amendments. Each of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws are effective as of November 6, 2013. Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

The descriptions of the amendments to the Certificate and By-Laws contained herein are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws attached hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to Vote of Security Holders

The Company’s Annual Meeting was held on November 6, 2013 pursuant to a definitive notice and proxy statement filed with the Securities and Exchange Commission on September 26, 2013. Descriptions of each of the proposals voted upon at the Annual Meeting are contained in the definitive proxy statement. At the close of business on September 9, 2013, the record date of the Annual Meeting, the Company had 213,794,963 shares of common stock issued and outstanding. The holders of a total of 188,116,764 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum for purposes of the Annual Meeting.

The following is a summary of the proposals voted on at the Annual Meeting, including the number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each proposal.

(1)	The stockholders elected the three Class I directors named in the proxy statement to hold office for a term of three years, as follows:

Director	For	Against	Abstain	Broker Non-votes
Kieran T. Gallahue	171,688,141	5,143,905	857,009	10,427,709
J. Michael Losh	136,171,126	41,411,912	106,017	10,427,709
Edward D. Miller, M.D.	173,994,622	3,588,805	105,628	10,427,709

(2)	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014, as follows:

For	Against	Abstain	Broker Non-Votes
187,856,087	143,807	116,870	N/A

(3)	The stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
172,920,390	4,547,899	220,766	10,427,709

(4) The stockholders approved a proposal to amend the Certificate of Incorporation to repeal the classified board, as follows:

For	Against	Abstain	Broker Non-Votes
176,907,194	645,657	136,204	10,427,709

(5) The stockholders approved a proposal to amend the By-laws to repeal the classified board, as follows:

For	Against	Abstain	Broker Non-Votes
176,894,209	660,900	133,946	10,427,709

(6) The stockholders approved a proposal to amend the By-laws to adopt majority voting for uncontested elections of directors, as follows:

For	Against	Abstain	Broker Non-Votes
177,398,780	170,096	120,179	10,427,709

(7)	The stockholders approved a proposal to amend the Certificate of Incorporation to reduce the supermajority voting threshold, as follows:

For	Against	Abstain	Broker Non-Votes
176,936,817	620,493	131,745	10,427,709

(8) The stockholders approved a proposal to amend the By-laws to reduce the supermajority voting threshold, as follows:

For	Against	Abstain	Broker Non-Votes
176,931,664	622,330	133,061	10,429,709

Item 9.01                            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of CareFusion Corporation, dated November 6, 2013.
3.2	Amended and Restated By-laws of CareFusion Corporation, dated November 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: November 6, 2013	By:	/s/ Joan Stafslien
Name: Joan Stafslien
Title: Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of CareFusion Corporation, dated November 6, 2013.
3.2	Amended and Restated By-laws of CareFusion Corporation, dated November 6, 2013.